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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                Schedule 13E-3
                        Rule 13e-3 Transaction Statement
                       (Pursuant to Section 13(e) of the
                        Securities Exchange Act of 1934)


                             MARIETTA CORPORATION
                    --------------------------------------
                             (Name of the Issuer)

                             Marietta Corporation
                           BFMA Holding Corporation
                                Barry Florescue
                    --------------------------------------
                     (Name of Person(s) Filing Statement)


                                 Common Stock,
                            $.01 Par Value Per Share
                    --------------------------------------
                        (Title of Class of Securities)


                                   [_______]
                    ---------------------------------------
                     (CUSIP Number of Class of Securities)


                               STEPHEN D. TANNEN
                              MARIETTA CORPORATION
                              37 Huntington Street
                            Cortland, New York 13045
                                (607) 753-6746
                 (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications
                  on Behalf of the Person(s) Filing Statement)

                                  copies to:
                               GREGG LERNER, ESQ.
                      RUBIN BAUM LEVIN CONSTANT & FRIEDMAN
                              30 Rockefeller Plaza
                            New York, New York 10112
                                (212) 698-7705
                                      and
                           CHARLES I. WEISSMAN, ESQ.
                   SHEREFF, FRIEDMAN, HOFFMAN & GOODMAN, LLP
                               919 Third Avenue
                           New York, New York  10022
                                (212) 758-9500

   This statement is filed in connection with (check the appropriate box):

    a. [x] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

    b. [ ] The filing of a registration statement under the Securities Act of 1933.

    c. [ ] A tender offer.

    d. [ ] None of the above.

   Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [x]

                      This Schedule consists of [ ] pages.


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                           Calculation of Filing Fee
--------------------------------------------------------------------------------

   Transaction Valuation *                                 Amount of filing fee
   $ $34,027,823                                                      $ $6,806

--------------------------------------------------------------------------------
  * For the purpose of calculating the filing fee only. The market value of the shares of Marietta Corporation common stock, $.01 par value (the "Shares") proposed to be purchased pursuant to the Agreement and Plan of Merger, dated as of August 26, 1995, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of November 30, 1995, by and among BFMA Holding Corporation ("Parent"), BFMA Acquisition Corporation ("Newco"), and Marietta, which provides for the merger (the "Merger"), of Newco, a wholly-owned subsidiary of Parent, with and into Marietta, with the result that Marietta will become a wholly-owned subsidiary of Parent, was determined by multiplying $10.25 by 3,319,788 (the total number of Shares proposed to be purchased by Parent) and adding to such amount $383,676 (the approximate amount payable to holders of the Company's outstanding options and cash only stock appreciation rights). The amount of the filing fee, calculated in accordance with Rule O-11 promulgated under the Securities Exchange Act of 1934, equals 1/50th of one percent of the value of securities to be acquired.

   [x] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   Amount Previously Paid: $6806

   Form or Registration No.:  Schedule 14A File No. 0-14699

   Filing Party:  Marietta Corporation

   Date Filed:  October 20, 1995

--------------------------------------------------------------------------------

                                       2
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                             CROSS-REFERENCE SHEET
                                      OF
                                SCHEDULE 13E-3
                                     WITH
                                 SCHEDULE 14A

              Pursuant to General Instruction F to Schedule 13E-3
              ---------------------------------------------------


  Marietta's Schedule 14A, a copy of which is annexed hereto, is hereby incorporated herein by this reference. Each reference below is a reference to that page or section of the Schedule 14A bearing the page number or title indicated.


Item 1.  Issuer and Class of Security Subject to the Transaction
         -------------------------------------------------------

         (a)     Cover page to Proxy Statement

         (b)     Page ii of Proxy Statement

         (c)     "MARKET PRICES OF SHARES"

         (d)     "MARKET PRICES OF SHARES"

         (e)     Not applicable

         (f)     Not applicable


Item 2.  Identity and Background
         -----------------------

         One of the filers of this Schedule, Marietta Corporation, is the issuer of the class of equity securities which is the subject of the 13e-3 transaction. The other filers of this Schedule are Barry W. Florescue and BFMA Holding Corporation ("Parent") a corporation controlled by Barry W. Florescue.

         (a)-(d)  "SUMMARY - THE PARTIES"

         (e)-(f) During the past five years no executive officer or director of Marietta, Parent or Newco has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to Federal or state securities laws or finding any violations of such laws.

         The following is the relevant information for Mr. Florescue:

         (a)-(b) Barry W. Florescue is the sole director and officer of Parent. Mr. Florescue's business address is 701 S.E. 6th Avenue, Suite 204, Delray Beach, Florida 33483.

         (c)-(d) Mr. Florescue is an independent businessman and private investor in a variety of industries, including real estate, restaurants, financial services and mail order operations. Mr. Florescue has served as the Chairman of the Board of BMD Management Company, a management, accounting and administrative services company, since its inception in 1987; the Chairman of the Board of Century Financial Group, Inc., a bank holding company, since

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         1989; and the Chairman of the Board of International Poultry
         Corporation, Inc., a publicly-held operator and franchisor of retail prepared foods specializing in poultry, sine August 1995. The principal executive offices of BMD Management Company are located at 701 S.E. 6th Avenue, Suite 204, Delray Beach, Florida 33483; the principal executive offices of Century Financial Group, Inc. are located at 701 S.E. 6th Avenue, Suite 204, Delray Beach, Florida 33483; and the principal executive office of International Poultry Corporation, Inc. are located
         at 701 S.E. 6th Avenue, Suite 204, Delray Beach, Florida         .
         ________________________________________________________________


         (e)-(f) During the past five years Mr. Florescue has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, Federal or state securities laws or finding any violations of such laws.


         (g) Mr. Florescue is a United States citizen.


Item 3.  Past Contracts, Transactions or Negotiations
         --------------------------------------------
         (a) - (b) "SPECIAL FACTORS -  BACKGROUND OF THE MERGER"


Item 4.  Terms of the Transaction
         ------------------------
         (a)  "CERTAIN TERMS OF THE MERGER AGREEMENT"
         (b)  "SPECIAL FACTORS - INTERESTS OF MANAGEMENT OF THE COMPANY" and
              "SPECIAL     - FACTORS INTERESTS OF CERTAIN PERSONS IN THE MERGER"


Item 5.  Plans or Proposals of the Issuer or Affiliate
         ---------------------------------------------
         (a)  Not applicable

         (b)  Not applicable

         (c)  Not applicable

         (d)  Not applicable

         (e)  "SUMMARY - THE MERGER - CERTAIN EFFECTS OF THE MERGER"

         (f)  "SUMMARY - THE MERGER - CERTAIN EFFECTS OF THE MERGER"

         (g)  "SUMMARY - THE MERGER - CERTAIN EFFECTS OF THE MERGER"


Item 6.  Source and Amounts of Funds or Other Consideration
         --------------------------------------------------
         (a)  "SPECIAL FACTORS - SOURCE AND AMOUNT OF FUNDS"

         (b) "SPECIAL FACTORS - SOURCES AND AMOUNT OF FUNDS" and "CERTAIN TERMS OF THE MERGER AGREEMENT - EXPENSES"

         (c)  "SPECIAL FACTORS - SOURCE AND AMOUNT OF FUNDS"

         (d)  Not applicable

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Item 7.  Purpose(s), Alternatives, Reasons and Effects
         ---------------------------------------------
         (a) "SPECIAL FACTORS - BACKGROUND OF THE MERGER;" "SPECIAL FACTORS - MARIETTA'S REASONS FOR THE MERGER; RECOMMENDATION OF MARIETTA'S BOARD OF DIRECTORS;" and "SPECIAL FACTORS - OPINION OF MARIETTA'S FINANCIAL ADVISOR"

         (b) "SPECIAL FACTORS - BACKGROUND OF THE MERGER;" "SPECIAL FACTORS - MARIETTA'S REASONS FOR THE MERGER; RECOMMENDATION OF MARIETTA'S BOARD OF DIRECTORS;" and "SPECIAL FACTORS - OPINION OF MARIETTA'S FINANCIAL ADVISOR"

         (c) "SPECIAL FACTORS - BACKGROUND OF THE MERGER;" "SPECIAL FACTORS - MARIETTA'S REASONS FOR THE MERGER; RECOMMENDATION OF MARIETTA'S BOARD OF DIRECTORS;" and "SPECIAL FACTORS - OPINION OF MARIETTA'S FINANCIAL ADVISOR"

         (d) "SUMMARY - SPECIAL FACTORS - CERTAIN EFFECTS OF THE MERGER" and "SPECIAL FACTORS - CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE
              MERGER"


Item 8.  Fairness of the Transaction
         ---------------------------

         (a) "SPECIAL FACTORS - BACKGROUND OF THE MERGER;" "SPECIAL
              FACTORS - MARIETTA'S REASONS FOR THE MERGER; RECOMMENDATION OF MARIETTA'S BOARD OF DIRECTORS;" and "SPECIAL FACTORS - RECOMMENDATION OF MR. FLORESCUE,"

         (b) "SPECIAL FACTORS - BACKGROUND OF THE MERGER;" "SPECIAL FACTORS - MARIETTA'S REASONS FOR THE MERGER; RECOMMENDATION OF MARIETTA'S BOARD OF DIRECTORS;" and "SPECIAL FACTORS - OPINION OF MARIETTA'S FINANCIAL ADVISOR"

         (c) "SUMMARY - INFORMATION CONCERNING THE MEETING - QUORUM AND VOTE REQUIRED"

         (d) "SPECIAL FACTORS - OPINION OF MARIETTA'S FINANCIAL ADVISOR"

         (e) "SPECIAL FACTORS - MARIETTA'S REASONS FOR THE MERGER; RECOMMENDATION OF MARIETTA'S BOARD OF DIRECTORS"

         (f) "SPECIAL FACTORS - BACKGROUND OF THE MERGER"


Item 9.  Reports, Opinions, Appraisals and Certain Negotiations
         ------------------------------------------------------
         (a) "SPECIAL FACTORS - BACKGROUND OF THE MERGER" and "SPECIAL FACTORS - OPINION OF MARIETTA'S FINANCIAL ADVISOR"

         (b) "SPECIAL FACTORS - BACKGROUND OF THE MERGER;" and "SPECIAL FACTORS -OPINION OF MARIETTA'S FINANCIAL ADVISOR"

         (c) "SPECIAL FACTORS - OPINION OF MARIETTA'S FINANCIAL ADVISOR"


Item 10. Interest in Securities of the Issuer
         ------------------------------------
         (a) "DESCRIPTION OF MARIETTA CAPITAL STOCK" and "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT"

         (b) None of Marietta, or to the best knowledge of the Company, any of he directors or executive officers of the Company, or any affiliate, associate or subsidiary of the foregoing, has effected any transaction in the Shares of Marietta during the 60 business days prior to the date hereof.

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Item 11.  Contracts, Arrangements or Understandings with Respect to the Issuer's
          ----------------------------------------------------------------------
          Securities
          ----------

          "SUMMARY - AGREEMENT BY CERTAIN MARIETTA SHAREHOLDERS;" "SPECIAL FACTORS-BACKGROUND OF THE MERGER"


Item 12.  Present Intention and Recommendation of Certain Persons with Regard to
          ----------------------------------------------------------------------
          the Transaction
          ---------------

          (a) Page ii to Proxy Statement; "SUMMARY - AGREEMENT BY CERTAIN MARIETTA SHAREHOLDERS;" and "SPECIAL FACTORS - INTERESTS OF MANAGEMENT OF THE COMPANY"

          (b) "SPECIAL FACTORS - MARIETTA'S REASONS FOR THE MERGER; RECOMMENDATION OF MARIETTA'S BOARD OF DIRECTORS"


Item 13.  Other Provisions of the Transaction
          -----------------------------------
          (a) "RIGHTS OF DISSENTING SHAREHOLDERS"

          (b) Not applicable

          (c) Not applicable


Item 14.  Financial Information
          ---------------------

          (a) "SUMMARY - SELECTED FINANCIAL INFORMATION" AND "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE"

          (b)  Not applicable


Item 15.  Persons and Assets Employed, Retained or Utilized
          -------------------------------------------------

          (a) Page ii of Proxy Statement - "Voting"

          (b) Page ii of Proxy Statement - "Voting"


Item 16.  Additional Information
          ----------------------

          The information set forth in the proxy Statement is incorporated herein by reference.


Item 17.  Material to be Filed as Exhibits
          --------------------------------

          (a)(1) LETTER FROM FOOTHILL CAPITAL CORPORATION TO BFMA HOLDING CORPORATION


          (a)(2) LETTER FROM CHURCHILL CAPITAL, INC. TO BFMA HOLDING CORPORATION AND BFMA ACQUISITION CORPORATION

          (b)(1)  GOLDMAN, SACHS & CO. FAIRNESS OPINION

          (b)(2)  GOLDMAN, SACHS & CO. REPORT

          (c)(1) AGREEMENT AND PLAN OF MERGER, DATED AS OF AUGUST 26, 1995, BY AND AMONG BFMA HOLDING CORPORATION, BFMA ACQUISITION CORPORATION AND MARIETTA CORPORATION

          (c)(2) AMENDMENT NO. 1, DATED NOVEMBER 30, 1995, TO AGREEMENT AND PLAN OF MERGER, DATED AS OF AUGUST 26, 1995, BY AND AMONG BFMA HOLDING CORPORATION, BFMA ACQUISITION CORPORATION AND MARIETTA CORPORATION

          (c)(3) AMENDMENT NO. 2, DATED JANUARY 29, 1996, TO AGREEMENT AND PLAN OF MERGER, DATED AS OF AUGUST 26, 1995, BY AND AMONG BFMA HOLDING CORPORATION, BFMA ACQUISITION CORPORATION AND MARIETTA CORPORATION

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         (c)(4)  LETTER AGREEMENT, DATED AUGUST 25, 1995, AMONG MARIETTA
                 CORPORATION, BARRY W. FLORESCUE AND FLORESCUE FAMILY
                 CORPORATION

         (d)(1)  LETTER TO SHAREHOLDERS

         (d)(2)  NOTICE OF SPECIAL MEETING

         (d)(3)  PROXY STATEMENT

         (d)(4)  PROXY CARD

         (e) SECTIONS 623 AND 910 OF THE BUSINESS CORPORATION LAW OF THE STATE OF NEW YORK (attached as Annex II to Proxy Statement)

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                                   SIGNATURE

  After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

  Dated: __________

                                MARIETTA CORPORATION


                                By:_____________________________________
                                   Stephen D. Tannen

                                   President and Chief Executive Officer

                                       8
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                                   SIGNATURE

  After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

  Dated: __________



                                By:_________________
                                   Barry W. Florescue

                                       9
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                                   SIGNATURE

  After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

  Dated: __________

                                BFMA ACQUISITION CORPORATION


                                By:____________________
                                   Barry W. Florescue

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